UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2023

COSTCO WHOLESALE CORPORATION
(Exact name of registrant as specified in its charter)

Washington	0-20355	91-1223280
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

999 Lake Drive
Issaquah, WA 98027
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: 425-313-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.005 per share	COST	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
The Board of Directors of Costco Wholesale Corporation amended and restated the Company’s Bylaws, effective August 9, 2023. The amendments:

•implement requirements in connection with shareholder notices of nominations or other business to:

◦require any shareholder giving notice of a nomination to include a representation as to whether the shareholder intends to solicit proxies in accordance Rule 14a-19 under the Securities Exchange Act of 1934, as amended, and to provide reasonable evidence of compliance with Rule 14a-19 no later than 5 business days prior to the applicable meeting, and clarify that votes for any nominee who does not comply with the requirements of Rule 14a-19 will be disregarded (Article 2, Section 2.1(d) and (f));

◦require that any shareholder directly or indirectly soliciting proxies from other shareholders use a proxy card color other than white, which is reserved for the exclusive use of the Board of Directors (Article 2, Section 2.1(e));

◦clarify that shareholders may not nominate a greater number of nominees than there are directors subject to election at the relevant meeting (Article 2, Section 2.1(e)); and

◦require additional background information and disclosures regarding proposing shareholders and proposed nominees and business (Article 2, Section 2.1(d)).

•make indemnification of officers required to the maximum extent permitted by law, the same standard applicable to indemnification for directors (Article 10).

•make various other updates.
The foregoing description of the amendments is not complete and is qualified in its entirety by reference to the text of the Bylaws, as amended, a copy of which is filed as Exhibit 3.2 to this Current Report on Form 8-K.
Item 8.01.    Other Events
The Board of Directors declared a quarterly cash dividend on the Company's common stock. The dividend of $1.02 per share declared on August 9, 2023, is payable September 8, 2023, to shareholders of record at the close of business on August 25, 2023.
Item 9.01.    Financial Statements and Exhibits
(d) Exhibits.
3.2.    Bylaws as amended of Costco Wholesale Corporation.
99.1.    Press release dated August 9, 2023.
104    Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

COSTCO WHOLESALE CORPORATION

Dated: August 9, 2023	By:	/s/ Richard A. Galanti
Richard A. Galanti
Executive Vice President, Chief Financial Officer and Director